UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04894
                                   ---------

                             FRANKLIN MANAGED TRUST
                             ----------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 650 312-2000
                                                            ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 9/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                   (GRAPHIC)

                               SEPTEMBER 30, 2008

                       A series of Franklin Managed Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                         FRANKLIN RISING DIVIDENDS FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE.............................................    1
ANNUAL REPORT.............................................
Franklin Rising Dividends Fund............................    4
Performance Summary.......................................    8
Your Fund's Expenses......................................   13
Financial Highlights and Statement of Investments.........   15
Financial Statements......................................   23
Notes to Financial Statements.............................   27
Report of Independent Registered Public Accounting Firm...   34
Tax Designation...........................................   35
Board Members and Officers................................   36
Shareholder Information...................................   40

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin Rising Dividends Fund covers the 12 months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy. (1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974. (1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average. (2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        2 | Not part of the annual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Rising Dividends Fund, Don Taylor, the lead portfolio manager, discusses market conditions, investment decisions and Fund performance during the 12 months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OFOCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Franklin Rising Dividends Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. The Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Rising Dividends Fund covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Rising Dividends Fund - Class A had a -19.85% cumulative total return. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which declined 21.98% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

For the year ended September 30, 2008, the decelerating U.S. economy contended with a staggering financial markets crisis amid a wave of government interventions and emergency funding. In addition, high oil prices, the worst housing market contraction in decades, a severe credit crunch and rising joblessness weighed on the economy. Economic growth, as measured by gross domestic product (GDP), reported a -0.2% annualized rate for the fourth quarter of 2007. GDP edged up to 0.9% annualized in the first quarter of 2008 and improved at a 2.8% annualized pace in the second quarter, based largely on strong exports and government spending. However, GDP fell an estimated annualized 0.3% in 2008's third quarter as the subprime financial crisis deepened and spread into all aspects of the economy. The U.S. dollar declined for much of the 12 months compared with most foreign currencies, which contributed to increased export demand and aided the

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                4 | Annual Report
manufacturing sector. The greenback then rallied toward period-end, breaking a six-year downward trend as commodity prices fell, inflationary concerns abated and global economic growth began to subside. Supports to the economy included an inventory buildup, expanding government spending and a boost to household finances from a fiscal stimulus package. Although tax rebate checks lifted spending temporarily, retail sales remained weak and new vehicle sales hit a 15-year low.

The U.S. labor market contracted and the unemployment rate rose from 4.7% at the beginning of the period to 6.1% in September, the highest level since September 2003.(2) Volatile oil prices soared to an all-time trading high of $145 per barrel in July 2008 but eased to $101 by period-end. Many other commodity prices -- including those for coal, natural gas, precious metals, raw materials and agricultural commodities -- also neared or surpassed all-time highs due to increased worldwide demand and investors seeking alternatives to shaky stocks and corporate bonds. These prices plummeted through much of third quarter 2008 as global demand and speculative buying subsided. For the 12 months ended September 30, 2008, inflation as measured by the core Consumer Price Index
(CPI), which excludes food and energy costs, rose 2.5%; this was higher than its 2.2% 10-year average rate.(2)

Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board (Fed) made six cuts to its key federal funds target rate during the period, lowering it 275 basis points, from 4.75% to a four-year low of 2.00%. In this uncertain environment, U.S. Treasury prices generally increased as many investors sought alternatives to riskier stocks and corporate bonds, and the 10-year Treasury note yield fell from 4.59% at the beginning of the period to 3.85% on September 30, 2008.

U.S. stock markets endured high volatility and suffered losses during this challenging period. The Dow Jones Industrial Average, S&P 500 and NASDAQ Composite Index declined 19.85%, 21.98% and 21.99%, respectively, for the 12 months under review.(3) Consumer staples was the only sector to record positive results, while the financials, telecommunications and industrials sectors had the largest declines. In general, small-capitalization stocks performed better than large caps, and growth stocks fared better than their value counterparts.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 9/30/08

                                   (BAR CHART)

Insurance                                        13.5%
Electrical Equipment                              9.4%
Industrial Conglomerates                          9.3%
Materials                                         8.7%
Health Care Equipment & Services                  8.3%
Machinery                                         6.8%
Household & Personal Products                     6.7%
Food & Staples Retailing                          5.1%
Aerospace & Defense                               4.6%
Banks                                             4.5%
Retailing                                         4.0%
Diversified Financials                            3.9%
Pharmaceuticals, Biotechnology & Life Sciences    2.8%
Commercial & Professional Services                2.6%
Consumer Durables & Apparel                       2.4%
Other                                             3.1%
Short-Term Investments & Other Net Assets         4.3%

(2.) Source: Bureau of Labor Statistics.

(3.) Source: (C) 2008 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                Annual Report | 5

TOP 10 EQUITY HOLDINGS
9/30/08

                                   (BAR CHART)

                                   % OF TOTAL
COMPANY SECTOR/INDUSTRY            NET ASSETS
--------------------------------   ----------
The Procter & Gamble Co.              5.2%
   HOUSEHOLD & PERSONAL PRODUCTS
Wal-Mart Stores Inc.                  5.1%
   FOOD & STAPLES RETAILING
Roper Industries Inc.                 4.9%
   ELECTRICAL EQUIPMENT
United Technologies Corp.             4.6%
   AEROSPACE & DEFENSE
Praxair Inc.                          4.6%
   MATERIALS
Brady Corp., A                        4.6%
   ELECTRICAL EQUIPMENT
Dover Corp.                           4.4%
   MACHINERY
AFLAC Inc.                            4.3%
   INSURANCE
General Electric Co.                  4.2%
   INDUSTRIAL CONGLOMERATES
Carlisle Cos. Inc.                    3.9%
   INDUSTRIAL CONGLOMERATES

INVESTMENT STRATEGY

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screens, requiring consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

MANAGER'S DISCUSSION

Significant positive contributors to the Fund's return during the 12 months ended September 30, 2008, included Wal-Mart Stores, U.S. Bancorp and West Pharmaceutical Services. Wal-Mart's efforts to reestablish its price leadership image began to pay off as the company's sales results have exceeded those of many other retailers. Wal-Mart has 34 consecutive years of dividend increases. Banks that were considered to be particularly well managed, such as U.S. Bancorp, were seen as beneficiaries of the ongoing financial turmoil. U.S. Bancorp has 36 years of dividend increases. West Pharmaceutical's expertise in the interaction between drugs and the containers that hold them has enabled the company to develop desirable new drug delivery products. The company has increased its dividend for 16 years.

Three stocks that declined in value during the period were American International Group (AIG), Freddie Mac and Carlisle Companies. AIG and Freddie Mac declined sharply as the mortgage credit crisis intensified during the period. Carlisle's commercial roofing business was expected to be impacted by slowing non-residential construction activity. Carlisle raised its dividend in August, marking its 32nd consecutive annual dividend increase.

During the fiscal year, we added to our position in McCormick & Co., a specialty food manufacturer with a record of consistent growth. McCormick has 21 consecutive years of dividend increases. We made no other additions to holdings during the fiscal year.

We eliminated the Fund's positions in AIG, Fannie Mae, Freddie Mac and Washington Mutual. The Fund eliminated its Fannie Mae and Freddie Mac positions early in the period to reduce exposure to deteriorating mortgage credit quality. Late in the period, government actions to support AIG, Fannie Mae and Freddie Mac resulted in significant ownership dilution for existing shareholders as well as the elimination of common stock dividends. We also reduced 41 other positions during the period.


                                6 | Annual Report

Our 10 largest positions on September 30, 2008, represented 45.8% of the Fund's total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 30 years in a row and by 278% over the past 10 years. Their most recent year-over-year dividend increases averaged 13.2% with a yield of 2.2% on September 30, 2008, and a dividend payout ratio of 30.2%, based on estimates of calendar year 2008 operating earnings. The average price/earnings ratio was 14.6 times 2008 estimates compared with 13.0 for that of the unmanaged S&P 500.

Thank you for your continued participation in Franklin Rising Dividends Fund. We look forward to serving your future investment needs.

(PHOTO OF DONALD G. TAYLOR)


/s/ Donald G. Taylor
Donald G. Taylor, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Bruce C. Baughman, CPA

Portfolio Management Team
Franklin Rising Dividends Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRDPX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$8.39    $29.08    $37.47
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.4518
Long-Term Capital Gain            $0.6681
   TOTAL                          $1.1199

CLASS B (SYMBOL: FRDBX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$8.25    $28.73    $36.98
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1542
Long-Term Capital Gain            $0.6681
   TOTAL                          $0.8223

CLASS C (SYMBOL: FRDTX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$8.25    $28.64    $36.89
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1671
Long-Term Capital Gain            $0.6681
   TOTAL                          $0.8352

CLASS R (SYMBOL: FRDRX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$8.35    $28.96    $37.31
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3575
Long-Term Capital Gain            $0.6681
   TOTAL                          $1.0256

ADVISOR CLASS (SYMBOL: FRDAX)               CHANGE   9/30/08   9/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$8.40    $29.07    $37.47
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.5467
Long-Term Capital Gain            $0.6681
   TOTAL                          $1.2148


                                8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   ---------
Cumulative Total Return(1)                       -19.85%   +22.47%    +93.77%
Average Annual Total Return(2)                   -24.47%   + 2.91%    + 6.21%
Value of $10,000 Investment(3)                  $ 7,553   $11,543    $18,266
   Total Annual Operating Expenses(4)   1.01%

                                                                    INCEPTION
CLASS B                                          1-YEAR    5-YEAR    (1/1/99)
-------                                         -------   -------   ---------
Cumulative Total Return(1)                       -20.44%   +18.34%    +55.39%
Average Annual Total Return(2)                   -23.54%   + 3.07%    + 4.63%
Value of $10,000 Investment(3)                  $ 7,646   $11,634    $15,539
   Total Annual Operating Expenses(4)   1.76%

CLASS C                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   ---------
Cumulative Total Return(1)                       -20.44%   +18.32%    +82.13%
Average Annual Total Return(2)                   -21.21%   + 3.42%    + 6.18%
Value of $10,000 Investment(3)                  $ 7,879   $11,832    $18,213
   Total Annual Operating Expenses(4)   1.76%

                                                                    INCEPTION
CLASS R                                          1-YEAR    5-YEAR    (1/1/02)
-------                                         -------   -------   ---------
Cumulative Total Return(1)                       -20.03%   +21.33%    +34.03%
Average Annual Total Return(2)                   -20.03%   + 3.94%    + 4.44%
Value of $10,000 Investment(3)                  $ 7,997   $12,133    $13,403
   Total Annual Operating Expenses(4)   1.26%

ADVISOR CLASS(5)                                 1-YEAR    5-YEAR    10-YEAR
----------------                                -------   -------   ---------
Cumulative Total Return(1)                       -19.65%   +23.37%    +95.19%
Average Annual Total Return(2)                   -19.65%   + 4.29%    + 6.92%
Value of $10,000 Investment(3)                  $ 8,035   $12,337    $19,519
   Total Annual Operating Expenses(4)   0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    9/30/08
-------                    -------
1-Year                     -24.47%
5-Year                      +2.91%
10-Year                     +6.21%

CLASS A (10/1/98-9/30/08)

(PERFORMANCE GRAPH)

                  FRANKLIN RISING        S&P 500
   DATE      DIVIDENDS FUND - CLASS A   INDEX (6)   CPI (6)
----------   ------------------------   ---------   -------
 10/1/1998            $ 9,426            $10,000    $10,000
10/31/1998            $10,425            $10,813    $10,024
11/30/1998            $10,801            $11,469    $10,024
12/31/1998            $11,226            $12,130    $10,018
 1/31/1999            $10,634            $12,637    $10,043
 2/28/1999            $10,258            $12,244    $10,055
 3/31/1999            $10,192            $12,734    $10,086
 4/30/1999            $10,981            $13,227    $10,159
 5/31/1999            $11,096            $12,915    $10,159
 6/30/1999            $11,498            $13,632    $10,159
 7/31/1999            $11,311            $13,206    $10,189
 8/31/1999            $10,837            $13,141    $10,214
 9/30/1999            $10,208            $12,781    $10,263
10/31/1999            $10,299            $13,589    $10,281
11/30/1999            $10,174            $13,866    $10,287
12/31/1999            $10,071            $14,682    $10,287
 1/31/2000            $ 9,591            $13,945    $10,318
 2/29/2000            $ 9,560            $13,681    $10,379
 3/31/2000            $10,377            $15,019    $10,465
 4/30/2000            $10,330            $14,567    $10,471
 5/31/2000            $10,502            $14,268    $10,483
 6/30/2000            $ 9,929            $14,620    $10,538
 7/31/2000            $ 9,835            $14,391    $10,562
 8/31/2000            $10,405            $15,285    $10,562
 9/30/2000            $10,508            $14,478    $10,617
10/31/2000            $10,766            $14,417    $10,636
11/30/2000            $10,939            $13,280    $10,642
12/31/2000            $11,983            $13,345    $10,636
 1/31/2001            $12,188            $13,819    $10,703
 2/28/2001            $12,125            $12,559    $10,746
 3/31/2001            $11,903            $11,763    $10,770
 4/30/2001            $12,504            $12,677    $10,813
 5/31/2001            $12,947            $12,762    $10,862
 6/30/2001            $12,979            $12,452    $10,880
 7/31/2001            $13,249            $12,329    $10,850
 8/31/2001            $13,170            $11,557    $10,850
 9/30/2001            $12,022            $10,624    $10,899
10/31/2001            $12,207            $10,827    $10,862
11/30/2001            $13,054            $11,657    $10,844
12/31/2001            $13,554            $11,759    $10,801
 1/31/2002            $13,865            $11,588    $10,825
 2/28/2002            $14,215            $11,364    $10,868
 3/31/2002            $14,929            $11,792    $10,929
 4/30/2002            $15,115            $11,077    $10,990
 5/31/2002            $15,022            $10,995    $10,990
 6/30/2002            $14,488            $10,212    $10,996
 7/31/2002            $13,563            $ 9,416    $11,009
 8/31/2002            $13,760            $ 9,478    $11,045
 9/30/2002            $12,535            $ 8,448    $11,064
10/31/2002            $13,132            $ 9,191    $11,082
11/30/2002            $13,554            $ 9,732    $11,082
12/31/2002            $13,314            $ 9,160    $11,057
 1/31/2003            $12,801            $ 8,920    $11,106
 2/28/2003            $12,559            $ 8,786    $11,192
 3/31/2003            $12,553            $ 8,871    $11,259
 4/30/2003            $13,607            $ 9,602    $11,235
 5/31/2003            $14,252            $10,109    $11,216
 6/30/2003            $14,280            $10,238    $11,229
 7/31/2003            $14,804            $10,418    $11,241
 8/31/2003            $14,997            $10,621    $11,284
 9/30/2003            $14,914            $10,509    $11,320
10/31/2003            $15,951            $11,103    $11,308
11/30/2003            $16,028            $11,201    $11,278
12/31/2003            $16,471            $11,789    $11,265
 1/31/2004            $16,659            $12,005    $11,320
 2/29/2004            $16,954            $12,172    $11,381
 3/31/2004            $16,815            $11,989    $11,455
 4/30/2004            $16,515            $11,800    $11,491
 5/31/2004            $16,793            $11,962    $11,559
 6/30/2004            $17,165            $12,194    $11,595
 7/31/2004            $16,754            $11,790    $11,577
 8/31/2004            $16,976            $11,838    $11,583
 9/30/2004            $16,981            $11,965    $11,608
10/31/2004            $16,893            $12,148    $11,669
11/30/2004            $17,614            $12,641    $11,675
12/31/2004            $18,164            $13,070    $11,632
 1/31/2005            $17,751            $12,752    $11,656
 2/28/2005            $18,017            $13,020    $11,724
 3/31/2005            $17,706            $12,789    $11,815
 4/30/2005            $17,384            $12,546    $11,895
 5/31/2005            $17,768            $12,946    $11,883
 6/30/2005            $17,650            $12,964    $11,889
 7/31/2005            $18,203            $13,446    $11,944
 8/31/2005            $17,661            $13,324    $12,005
 9/30/2005            $17,593            $13,432    $12,152
10/31/2005            $17,672            $13,208    $12,176
11/30/2005            $18,361            $13,707    $12,078
12/31/2005            $18,585            $13,712    $12,029
 1/31/2006            $19,176            $14,075    $12,121
 2/28/2006            $19,607            $14,113    $12,145
 3/31/2006            $19,945            $14,289    $12,213
 4/30/2006            $20,135            $14,481    $12,317
 5/31/2006            $19,624            $14,064    $12,378
 6/30/2006            $19,532            $14,083    $12,402
 7/31/2006            $19,561            $14,170    $12,439
 8/31/2006            $20,318            $14,507    $12,463
 9/30/2006            $20,806            $14,881    $12,402
10/31/2006            $21,277            $15,366    $12,335
11/30/2006            $21,667            $15,658    $12,317
12/31/2006            $21,811            $15,878    $12,335
 1/31/2007            $22,188            $16,118    $12,373
 2/28/2007            $21,750            $15,803    $12,439
 3/31/2007            $21,671            $15,979    $12,552
 4/30/2007            $22,242            $16,687    $12,634
 5/31/2007            $23,106            $17,269    $12,711
 6/30/2007            $22,783            $16,983    $12,735
 7/31/2007            $21,950            $16,456    $12,732
 8/31/2007            $22,315            $16,703    $12,709
 9/30/2007            $22,789            $17,327    $12,744
10/31/2007            $22,394            $17,603    $12,771
11/30/2007            $21,567            $16,867    $12,847
12/31/2007            $21,168            $16,750    $12,838
 1/31/2008            $20,470            $15,745    $12,902
 2/29/2008            $19,968            $15,234    $12,940
 3/31/2008            $20,257            $15,168    $13,052
 4/30/2008            $20,810            $15,907    $13,131
 5/31/2008            $21,142            $16,113    $13,242
 6/30/2008            $19,158            $14,754    $13,375
 7/31/2008            $19,610            $14,630    $13,445
 8/31/2008            $19,723            $14,842    $13,392
 9/30/2008            $18,266            $13,519    $13,373

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    9/30/08
-------                    -------
1-Year                     -23.54%
5-Year                      +3.07%
Since Inception (1/1/99)    +4.63%

CLASS B (1/1/99-9/30/08)

(PERFORMANCE GRAPH)

                  FRANKLIN RISING        S&P 500
   DATE      DIVIDENDS FUND - CLASS B   INDEX (6)   CPI (6)
----------   ------------------------   ---------   -------
  1/1/1999            $10,000            $10,000    $10,000
 1/31/1999            $ 9,473            $10,418    $10,024
 2/28/1999            $ 9,133            $10,094    $10,037
 3/31/1999            $ 9,075            $10,498    $10,067
 4/30/1999            $ 9,774            $10,905    $10,140
 5/31/1999            $ 9,867            $10,647    $10,140
 6/30/1999            $10,222            $11,238    $10,140
 7/31/1999            $10,051            $10,887    $10,171
 8/31/1999            $ 9,625            $10,834    $10,195
 9/30/1999            $ 9,063            $10,537    $10,244
10/31/1999            $ 9,140            $11,203    $10,262
11/30/1999            $ 9,024            $11,431    $10,268
12/31/1999            $ 8,930            $12,104    $10,268
 1/31/2000            $ 8,498            $11,496    $10,299
 2/29/2000            $ 8,471            $11,279    $10,360
 3/31/2000            $ 9,194            $12,382    $10,445
 4/30/2000            $ 9,147            $12,010    $10,451
 5/31/2000            $ 9,291            $11,763    $10,464
 6/30/2000            $ 8,780            $12,053    $10,519
 7/31/2000            $ 8,692            $11,865    $10,543
 8/31/2000            $ 9,194            $12,602    $10,543
 9/30/2000            $ 9,278            $11,936    $10,598
10/31/2000            $ 9,506            $11,886    $10,616
11/30/2000            $ 9,650            $10,949    $10,622
12/31/2000            $10,570            $11,002    $10,616
 1/31/2001            $10,747            $11,393    $10,683
 2/28/2001            $10,682            $10,354    $10,726
 3/31/2001            $10,481            $ 9,698    $10,750
 4/30/2001            $11,008            $10,452    $10,793
 5/31/2001            $11,390            $10,522    $10,842
 6/30/2001            $11,416            $10,266    $10,860
 7/31/2001            $11,644            $10,165    $10,830
 8/31/2001            $11,574            $ 9,528    $10,830
 9/30/2001            $10,556            $ 8,759    $10,879
10/31/2001            $10,720            $ 8,926    $10,842
11/30/2001            $11,452            $ 9,611    $10,824
12/31/2001            $11,894            $ 9,695    $10,781
 1/31/2002            $12,159            $ 9,553    $10,805
 2/28/2002            $12,457            $ 9,369    $10,848
 3/31/2002            $13,083            $ 9,721    $10,909
 4/30/2002            $13,237            $ 9,132    $10,970
 5/31/2002            $13,146            $ 9,065    $10,970
 6/30/2002            $12,679            $ 8,419    $10,976
 7/31/2002            $11,860            $ 7,763    $10,988
 8/31/2002            $12,029            $ 7,814    $11,025
 9/30/2002            $10,955            $ 6,965    $11,043
10/31/2002            $11,470            $ 7,578    $11,062
11/30/2002            $11,836            $ 8,024    $11,062
12/31/2002            $11,619            $ 7,552    $11,037
 1/31/2003            $11,174            $ 7,354    $11,086
 2/28/2003            $10,952            $ 7,244    $11,171
 3/31/2003            $10,947            $ 7,314    $11,239
 4/30/2003            $11,861            $ 7,917    $11,214
 5/31/2003            $12,412            $ 8,334    $11,196
 6/30/2003            $12,431            $ 8,440    $11,208
 7/31/2003            $12,881            $ 8,589    $11,220
 8/31/2003            $13,045            $ 8,756    $11,263
 9/30/2003            $12,963            $ 8,664    $11,300
10/31/2003            $13,858            $ 9,154    $11,287
11/30/2003            $13,920            $ 9,235    $11,257
12/31/2003            $14,298            $ 9,719    $11,245
 1/31/2004            $14,458            $ 9,898    $11,300
 2/29/2004            $14,706            $10,035    $11,361
 3/31/2004            $14,580            $ 9,884    $11,434
 4/30/2004            $14,313            $ 9,728    $11,470
 5/31/2004            $14,546            $ 9,862    $11,538
 6/30/2004            $14,861            $10,053    $11,574
 7/31/2004            $14,502            $ 9,720    $11,556
 8/31/2004            $14,687            $ 9,759    $11,562
 9/30/2004            $14,682            $ 9,865    $11,586
10/31/2004            $14,604            $10,016    $11,647
11/30/2004            $15,220            $10,421    $11,653
12/31/2004            $15,685            $10,775    $11,611
 1/31/2005            $15,322            $10,513    $11,635
 2/28/2005            $15,543            $10,734    $11,702
 3/31/2005            $15,268            $10,544    $11,794
 4/30/2005            $14,978            $10,344    $11,873
 5/31/2005            $15,302            $10,673    $11,861
 6/30/2005            $15,184            $10,688    $11,867
 7/31/2005            $15,656            $11,085    $11,922
 8/31/2005            $15,179            $10,984    $11,983
 9/30/2005            $15,105            $11,073    $12,129
10/31/2005            $15,169            $10,889    $12,154
11/30/2005            $15,749            $11,301    $12,056
12/31/2005            $15,928            $11,304    $12,007
 1/31/2006            $16,423            $11,604    $12,099
 2/28/2006            $16,780            $11,635    $12,123
 3/31/2006            $17,063            $11,780    $12,190
 4/30/2006            $17,216            $11,938    $12,294
 5/31/2006            $16,765            $11,595    $12,355
 6/30/2006            $16,676            $11,611    $12,379
 7/31/2006            $16,696            $11,682    $12,416
 8/31/2006            $17,330            $11,960    $12,441
 9/30/2006            $17,737            $12,268    $12,379
10/31/2006            $18,123            $12,668    $12,312
11/30/2006            $18,440            $12,909    $12,294
12/31/2006            $18,556            $13,090    $12,312
 1/31/2007            $18,877            $13,288    $12,350
 2/28/2007            $18,505            $13,028    $12,416
 3/31/2007            $18,439            $13,174    $12,529
 4/30/2007            $18,925            $13,757    $12,610
 5/31/2007            $19,660            $14,237    $12,688
 6/30/2007            $19,386            $14,001    $12,712
 7/31/2007            $18,677            $13,567    $12,709
 8/31/2007            $18,987            $13,770    $12,686
 9/30/2007            $19,391            $14,285    $12,721
10/31/2007            $19,056            $14,512    $12,748
11/30/2007            $18,353            $13,906    $12,823
12/31/2007            $18,013            $13,809    $12,815
 1/31/2008            $17,420            $12,981    $12,879
 2/29/2008            $16,994            $12,559    $12,916
 3/31/2008            $17,240            $12,505    $13,028
 4/30/2008            $17,711            $13,114    $13,107
 5/31/2008            $17,994            $13,284    $13,217
 6/30/2008            $16,304            $12,164    $13,351
 7/31/2008            $16,689            $12,062    $13,421
 8/31/2008            $16,786            $12,236    $13,367
 9/30/2008            $15,539            $11,146    $13,349


                               10 | Annual Report

CLASS C (10/1/98-9/30/08)

(PERFORMANCE GRAPH)

                  FRANKLIN RISING        S&P 500
   DATE      DIVIDENDS FUND - CLASS C   INDEX (6)   CPI (6)
----------   ------------------------   ---------   -------
 10/1/1998            $10,000            $10,000    $10,000
10/31/1998            $11,049            $10,813    $10,024
11/30/1998            $11,445            $11,469    $10,024
12/31/1998            $11,888            $12,130    $10,018
 1/31/1999            $11,258            $12,637    $10,043
 2/28/1999            $10,858            $12,244    $10,055
 3/31/1999            $10,783            $12,734    $10,086
 4/30/1999            $11,611            $13,227    $10,159
 5/31/1999            $11,723            $12,915    $10,159
 6/30/1999            $12,143            $13,632    $10,159
 7/31/1999            $11,940            $13,206    $10,189
 8/31/1999            $11,437            $13,141    $10,214
 9/30/1999            $10,769            $12,781    $10,263
10/31/1999            $10,855            $13,589    $10,281
11/30/1999            $10,718            $13,866    $10,287
12/31/1999            $10,607            $14,682    $10,287
 1/31/2000            $10,094            $13,945    $10,318
 2/29/2000            $10,066            $13,681    $10,379
 3/31/2000            $10,923            $15,019    $10,465
 4/30/2000            $10,873            $14,567    $10,471
 5/31/2000            $11,044            $14,268    $10,483
 6/30/2000            $10,436            $14,620    $10,538
 7/31/2000            $10,331            $14,391    $10,562
 8/31/2000            $10,928            $15,285    $10,562
 9/30/2000            $11,025            $14,478    $10,617
10/31/2000            $11,291            $14,417    $10,636
11/30/2000            $11,463            $13,280    $10,642
12/31/2000            $12,557            $13,345    $10,636
 1/31/2001            $12,767            $13,819    $10,703
 2/28/2001            $12,690            $12,559    $10,746
 3/31/2001            $12,457            $11,763    $10,770
 4/30/2001            $13,078            $12,677    $10,813
 5/31/2001            $13,532            $12,762    $10,862
 6/30/2001            $13,559            $12,452    $10,880
 7/31/2001            $13,837            $12,329    $10,850
 8/31/2001            $13,748            $11,557    $10,850
 9/30/2001            $12,545            $10,624    $10,899
10/31/2001            $12,733            $10,827    $10,862
11/30/2001            $13,605            $11,657    $10,844
12/31/2001            $14,122            $11,759    $10,801
 1/31/2002            $14,437            $11,588    $10,825
 2/28/2002            $14,798            $11,364    $10,868
 3/31/2002            $15,536            $11,792    $10,929
 4/30/2002            $15,725            $11,077    $10,990
 5/31/2002            $15,617            $10,995    $10,990
 6/30/2002            $15,061            $10,212    $10,996
 7/31/2002            $14,093            $ 9,416    $11,009
 8/31/2002            $14,294            $ 9,478    $11,045
 9/30/2002            $13,011            $ 8,448    $11,064
10/31/2002            $13,624            $ 9,191    $11,082
11/30/2002            $14,065            $ 9,732    $11,082
12/31/2002            $13,805            $ 9,160    $11,057
 1/31/2003            $13,271            $ 8,920    $11,106
 2/28/2003            $13,012            $ 8,786    $11,192
 3/31/2003            $12,995            $ 8,871    $11,259
 4/30/2003            $14,081            $ 9,602    $11,235
 5/31/2003            $14,737            $10,109    $11,216
 6/30/2003            $14,760            $10,238    $11,229
 7/31/2003            $15,295            $10,418    $11,241
 8/31/2003            $15,484            $10,621    $11,284
 9/30/2003            $15,392            $10,509    $11,320
10/31/2003            $16,456            $11,103    $11,308
11/30/2003            $16,531            $11,201    $11,278
12/31/2003            $16,978            $11,789    $11,265
 1/31/2004            $17,163            $12,005    $11,320
 2/29/2004            $17,457            $12,172    $11,381
 3/31/2004            $17,313            $11,989    $11,455
 4/30/2004            $16,995            $11,800    $11,491
 5/31/2004            $17,272            $11,962    $11,559
 6/30/2004            $17,642            $12,194    $11,595
 7/31/2004            $17,220            $11,790    $11,577
 8/31/2004            $17,434            $11,838    $11,583
 9/30/2004            $17,434            $11,965    $11,608
10/31/2004            $17,336            $12,148    $11,669
11/30/2004            $18,069            $12,641    $11,675
12/31/2004            $18,621            $13,070    $11,632
 1/31/2005            $18,188            $12,752    $11,656
 2/28/2005            $18,451            $13,020    $11,724
 3/31/2005            $18,124            $12,789    $11,815
 4/30/2005            $17,779            $12,546    $11,895
 5/31/2005            $18,165            $12,946    $11,883
 6/30/2005            $18,030            $12,964    $11,889
 7/31/2005            $18,585            $13,446    $11,944
 8/31/2005            $18,019            $13,324    $12,005
 9/30/2005            $17,937            $13,432    $12,152
10/31/2005            $18,007            $13,208    $12,176
11/30/2005            $18,702            $13,707    $12,078
12/31/2005            $18,915            $13,712    $12,029
 1/31/2006            $19,504            $14,075    $12,121
 2/28/2006            $19,929            $14,113    $12,145
 3/31/2006            $20,265            $14,289    $12,213
 4/30/2006            $20,441            $14,481    $12,317
 5/31/2006            $19,905            $14,064    $12,378
 6/30/2006            $19,805            $14,083    $12,402
 7/31/2006            $19,822            $14,170    $12,439
 8/31/2006            $20,577            $14,507    $12,463
 9/30/2006            $21,060            $14,881    $12,402
10/31/2006            $21,526            $15,366    $12,335
11/30/2006            $21,897            $15,658    $12,317
12/31/2006            $22,034            $15,878    $12,335
 1/31/2007            $22,400            $16,118    $12,373
 2/28/2007            $21,948            $15,803    $12,439
 3/31/2007            $21,848            $15,979    $12,552
 4/30/2007            $22,413            $16,687    $12,634
 5/31/2007            $23,269            $17,269    $12,711
 6/30/2007            $22,928            $16,983    $12,735
 7/31/2007            $22,078            $16,456    $12,732
 8/31/2007            $22,432            $16,703    $12,709
 9/30/2007            $22,891            $17,327    $12,744
10/31/2007            $22,481            $17,603    $12,771
11/30/2007            $21,643            $16,867    $12,847
12/31/2007            $21,221            $16,750    $12,838
 1/31/2008            $20,515            $15,745    $12,902
 2/29/2008            $19,994            $15,234    $12,940
 3/31/2008            $20,273            $15,168    $13,052
 4/30/2008            $20,814            $15,907    $13,131
 5/31/2008            $21,138            $16,113    $13,242
 6/30/2008            $19,141            $14,754    $13,375
 7/31/2008            $19,574            $14,630    $13,445
 8/31/2008            $19,676            $14,842    $13,392
 9/30/2008            $18,213            $13,519    $13,373

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    9/30/08
-------                    -------
1-Year                     -21.21%
5-Year                      +3.42%
10-Year                     +6.18%

CLASS R (1/1/02-9/30/08)

(PERFORMANCE GRAPH)

                  FRANKLIN RISING        S&P 500
   DATE      DIVIDENDS FUND - CLASS R   INDEX (6)   CPI (6)
----------   ------------------------   ---------   -------
  1/1/2002            $10,000            $10,000    $10,000
 1/31/2002            $10,276            $ 9,854    $10,023
 2/28/2002            $10,535            $ 9,664    $10,062
 3/31/2002            $11,065            $10,028    $10,119
 4/30/2002            $11,202            $ 9,420    $10,175
 5/31/2002            $11,133            $ 9,350    $10,175
 6/30/2002            $10,738            $ 8,684    $10,181
 7/31/2002            $10,052            $ 8,007    $10,192
 8/31/2002            $10,198            $ 8,060    $10,226
 9/30/2002            $ 9,291            $ 7,184    $10,243
10/31/2002            $ 9,734            $ 7,816    $10,260
11/30/2002            $10,047            $ 8,276    $10,260
12/31/2002            $ 9,867            $ 7,790    $10,238
 1/31/2003            $ 9,490            $ 7,585    $10,283
 2/28/2003            $ 9,307            $ 7,472    $10,362
 3/31/2003            $ 9,303            $ 7,544    $10,424
 4/30/2003            $10,084            $ 8,166    $10,402
 5/31/2003            $10,559            $ 8,596    $10,385
 6/30/2003            $10,580            $ 8,706    $10,396
 7/31/2003            $10,965            $ 8,859    $10,407
 8/31/2003            $11,109            $ 9,032    $10,447
 9/30/2003            $11,046            $ 8,936    $10,481
10/31/2003            $11,817            $ 9,442    $10,470
11/30/2003            $11,874            $ 9,525    $10,441
12/31/2003            $12,198            $10,025    $10,430
 1/31/2004            $12,338            $10,209    $10,481
 2/29/2004            $12,556            $10,351    $10,538
 3/31/2004            $12,454            $10,195    $10,606
 4/30/2004            $12,231            $10,035    $10,640
 5/31/2004            $12,437            $10,172    $10,702
 6/30/2004            $12,709            $10,370    $10,736
 7/31/2004            $12,409            $10,026    $10,719
 8/31/2004            $12,573            $10,067    $10,724
 9/30/2004            $12,573            $10,175    $10,747
10/31/2004            $12,511            $10,331    $10,804
11/30/2004            $13,047            $10,749    $10,809
12/31/2004            $13,450            $11,115    $10,770
 1/31/2005            $13,145            $10,844    $10,792
 2/28/2005            $13,338            $11,072    $10,855
 3/31/2005            $13,107            $10,876    $10,939
 4/30/2005            $12,864            $10,669    $11,013
 5/31/2005            $13,149            $11,009    $11,002
 6/30/2005            $13,052            $11,024    $11,007
 7/31/2005            $13,463            $11,435    $11,058
 8/31/2005            $13,060            $11,330    $11,115
 9/30/2005            $13,006            $11,422    $11,251
10/31/2005            $13,060            $11,232    $11,273
11/30/2005            $13,568            $11,656    $11,183
12/31/2005            $13,730            $11,660    $11,138
 1/31/2006            $14,164            $11,969    $11,222
 2/28/2006            $14,475            $12,002    $11,245
 3/31/2006            $14,725            $12,151    $11,307
 4/30/2006            $14,862            $12,314    $11,404
 5/31/2006            $14,479            $11,960    $11,460
 6/30/2006            $14,411            $11,976    $11,483
 7/31/2006            $14,428            $12,050    $11,517
 8/31/2006            $14,989            $12,337    $11,539
 9/30/2006            $15,346            $12,655    $11,483
10/31/2006            $15,685            $13,067    $11,420
11/30/2006            $15,966            $13,315    $11,404
12/31/2006            $16,073            $13,502    $11,420
 1/31/2007            $16,347            $13,706    $11,455
 2/28/2007            $16,024            $13,438    $11,517
 3/31/2007            $15,956            $13,589    $11,622
 4/30/2007            $16,378            $14,191    $11,697
 5/31/2007            $17,007            $14,686    $11,768
 6/30/2007            $16,769            $14,442    $11,791
 7/31/2007            $16,153            $13,994    $11,788
 8/31/2007            $16,418            $14,204    $11,767
 9/30/2007            $16,760            $14,735    $11,799
10/31/2007            $16,468            $14,969    $11,824
11/30/2007            $15,857            $14,344    $11,895
12/31/2007            $15,561            $14,244    $11,887
 1/31/2008            $15,046            $13,390    $11,946
 2/29/2008            $14,672            $12,955    $11,980
 3/31/2008            $14,880            $12,899    $12,084
 4/30/2008            $15,282            $13,527    $12,157
 5/31/2008            $15,528            $13,702    $12,260
 6/30/2008            $14,065            $12,547    $12,383
 7/31/2008            $14,393            $12,441    $12,448
 8/31/2008            $14,473            $12,621    $12,399
 9/30/2008            $13,403            $11,497    $12,382

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    9/30/08
-------                    -------
1-Year                     -20.03%
5-Year                      +3.94%
Since Inception (1/1/02)    +4.44%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(5)           9/30/08
----------------           -------
1-Year                     -19.65%
5-Year                      +4.29%
10-Year                     +6.92%

ADVISOR CLASS (10/1/98-9/30/08)(5)

(PERFORMANCE GRAPH)

              FRANKLIN RISING
             DIVIDENDS FUND -    S&P 500
   DATE        ADVISOR CLASS    INDEX (6)   CPI (6)
----------   ----------------   ---------   -------
 10/1/1998        $10,000        $10,000    $10,000
10/31/1998        $11,059        $10,813    $10,024
11/30/1998        $11,458        $11,469    $10,024
12/31/1998        $11,909        $12,130    $10,018
 1/31/1999        $11,281        $12,637    $10,043
 2/28/1999        $10,882        $12,244    $10,055
 3/31/1999        $10,812        $12,734    $10,086
 4/30/1999        $11,649        $13,227    $10,159
 5/31/1999        $11,771        $12,915    $10,159
 6/30/1999        $12,197        $13,632    $10,159
 7/31/1999        $11,999        $13,206    $10,189
 8/31/1999        $11,496        $13,141    $10,214
 9/30/1999        $10,829        $12,781    $10,263
10/31/1999        $10,926        $13,589    $10,281
11/30/1999        $10,793        $13,866    $10,287
12/31/1999        $10,684        $14,682    $10,287
 1/31/2000        $10,175        $13,945    $10,318
 2/29/2000        $10,142        $13,681    $10,379
 3/31/2000        $11,008        $15,019    $10,465
 4/30/2000        $10,958        $14,567    $10,471
 5/31/2000        $11,141        $14,268    $10,483
 6/30/2000        $10,533        $14,620    $10,538
 7/31/2000        $10,433        $14,391    $10,562
 8/31/2000        $11,038        $15,285    $10,562
 9/30/2000        $11,148        $14,478    $10,617
10/31/2000        $11,421        $14,417    $10,636
11/30/2000        $11,604        $13,280    $10,642
12/31/2000        $12,712        $13,345    $10,636
 1/31/2001        $12,930        $13,819    $10,703
 2/28/2001        $12,863        $12,559    $10,746
 3/31/2001        $12,627        $11,763    $10,770
 4/30/2001        $13,265        $12,677    $10,813
 5/31/2001        $13,735        $12,762    $10,862
 6/30/2001        $13,769        $12,452    $10,880
 7/31/2001        $14,055        $12,329    $10,850
 8/31/2001        $13,971        $11,557    $10,850
 9/30/2001        $12,753        $10,624    $10,899
10/31/2001        $12,950        $10,827    $10,862
11/30/2001        $13,848        $11,657    $10,844
12/31/2001        $14,378        $11,759    $10,801
 1/31/2002        $14,709        $11,588    $10,825
 2/28/2002        $15,080        $11,364    $10,868
 3/31/2002        $15,837        $11,792    $10,929
 4/30/2002        $16,035        $11,077    $10,990
 5/31/2002        $15,936        $10,995    $10,990
 6/30/2002        $15,369        $10,212    $10,996
 7/31/2002        $14,388        $ 9,416    $11,009
 8/31/2002        $14,597        $ 9,478    $11,045
 9/30/2002        $13,298        $ 8,448    $11,064
10/31/2002        $13,931        $ 9,191    $11,082
11/30/2002        $14,379        $ 9,732    $11,082
12/31/2002        $14,125        $ 9,160    $11,057
 1/31/2003        $13,580        $ 8,920    $11,106
 2/28/2003        $13,323        $ 8,786    $11,192
 3/31/2003        $13,317        $ 8,871    $11,259
 4/30/2003        $14,435        $ 9,602    $11,235
 5/31/2003        $15,119        $10,109    $11,216
 6/30/2003        $15,148        $10,238    $11,229
 7/31/2003        $15,704        $10,418    $11,241
 8/31/2003        $15,909        $10,621    $11,284
 9/30/2003        $15,821        $10,509    $11,320
10/31/2003        $16,921        $11,103    $11,308
11/30/2003        $17,003        $11,201    $11,278
12/31/2003        $17,473        $11,789    $11,265
 1/31/2004        $17,673        $12,005    $11,320
 2/29/2004        $17,985        $12,172    $11,381
 3/31/2004        $17,838        $11,989    $11,455
 4/30/2004        $17,520        $11,800    $11,491
 5/31/2004        $17,814        $11,962    $11,559
 6/30/2004        $18,209        $12,194    $11,595
 7/31/2004        $17,773        $11,790    $11,577
 8/31/2004        $18,009        $11,838    $11,583
 9/30/2004        $18,015        $11,965    $11,608
10/31/2004        $17,920        $12,148    $11,669
11/30/2004        $18,686        $12,641    $11,675
12/31/2004        $19,269        $13,070    $11,632
 1/31/2005        $18,831        $12,752    $11,656
 2/28/2005        $19,113        $13,020    $11,724
 3/31/2005        $18,783        $12,789    $11,815
 4/30/2005        $18,442        $12,546    $11,895
 5/31/2005        $18,849        $12,946    $11,883
 6/30/2005        $18,723        $12,964    $11,889
 7/31/2005        $19,311        $13,446    $11,944
 8/31/2005        $18,735        $13,324    $12,005
 9/30/2005        $18,664        $13,432    $12,152
10/31/2005        $18,747        $13,208    $12,176
11/30/2005        $19,484        $13,707    $12,078
12/31/2005        $19,723        $13,712    $12,029
 1/31/2006        $20,352        $14,075    $12,121
 2/28/2006        $20,810        $14,113    $12,145
 3/31/2006        $21,182        $14,289    $12,213
 4/30/2006        $21,383        $14,481    $12,317
 5/31/2006        $20,840        $14,064    $12,378
 6/30/2006        $20,749        $14,083    $12,402
 7/31/2006        $20,791        $14,170    $12,439
 8/31/2006        $21,603        $14,507    $12,463
 9/30/2006        $22,122        $14,881    $12,402
10/31/2006        $22,629        $15,366    $12,335
11/30/2006        $23,044        $15,658    $12,317
12/31/2006        $23,204        $15,878    $12,335
 1/31/2007        $23,613        $16,118    $12,373
 2/28/2007        $23,153        $15,803    $12,439
 3/31/2007        $23,068        $15,979    $12,552
 4/30/2007        $23,684        $16,687    $12,634
 5/31/2007        $24,611        $17,269    $12,711
 6/30/2007        $24,267        $16,983    $12,735
 7/31/2007        $23,386        $16,456    $12,732
 8/31/2007        $23,781        $16,703    $12,709
 9/30/2007        $24,293        $17,327    $12,744
10/31/2007        $23,879        $17,603    $12,771
11/30/2007        $23,004        $16,867    $12,847
12/31/2007        $22,580        $16,750    $12,838
 1/31/2008        $21,842        $15,745    $12,902
 2/29/2008        $21,305        $15,234    $12,940
 3/31/2008        $21,620        $15,168    $13,052
 4/30/2008        $22,211        $15,907    $13,131
 5/31/2008        $22,574        $16,113    $13,242
 6/30/2008        $20,459        $14,754    $13,375
 7/31/2008        $20,949        $14,630    $13,445
 8/31/2008        $21,070        $14,842    $13,392
 9/30/2008        $19,519        $13,519    $13,373

ENDNOTES

THE FUND MAY INVEST IN STOCKS OF SMALLER-CAPITALIZATION COMPANIES, WHICH CARRY SPECIAL RISKS SUCH AS GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. TO THE EXTENT THE FUND HAS SIGNIFICANT INVESTMENTS IN PARTICULAR SECTORS, IT IS SUBJECT TO MORE RISK THAN A BROADLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(5.) Effective 10/3/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/3/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/2/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/3/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.65% and +1.53%.

(6.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  901.70              $4.80
Hypothetical (5% return before expenses)         $1,000           $1,019.95              $5.10
CLASS B
Actual                                           $1,000           $  898.70              $8.35
Hypothetical (5% return before expenses)         $1,000           $1,016.20              $8.87
CLASS C
Actual                                           $1,000           $  898.40              $8.31
Hypothetical (5% return before expenses)         $1,000           $1,016.25              $8.82
CLASS R
Actual                                           $1,000           $  900.80              $5.99
Hypothetical (5% return before expenses)         $1,000           $1,018.70              $6.36
ADVISOR CLASS
Actual                                           $1,000           $  902.80              $3.62
Hypothetical (5% return before expenses)         $1,000           $1,021.20              $3.84

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.01%; B: 1.76%; C: 1.75%; R: 1.26%; and
     Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               14 | Annual Report

Franklin Managed Trust

FINANCIAL HIGHLIGHTS

FRANKLIN RISING DIVIDENDS FUND

                                                                         YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------------------------------
CLASS A                                                2008          2007            2006         2005         2004
-------                                             ----------    ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    37.47    $    36.25      $    31.14   $    30.58   $    27.03
                                                    ----------    ----------      ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .....................         0.48          0.89(c)         0.44         0.29         0.35
   Net realized and unrealized gains (losses) ...        (7.75)         2.43            5.20         0.81         3.40
                                                    ----------    ----------      ----------   ----------   ----------
Total from investment operations ................        (7.27)         3.32            5.64         1.10         3.75
                                                    ----------    ----------      ----------   ----------   ----------
Less distributions from:
   Net investment income ........................        (0.45)        (0.91)          (0.35)       (0.30)       (0.16)
   Net realized gains ...........................        (0.67)        (1.19)          (0.18)       (0.24)       (0.04)
                                                    ----------    ----------      ----------   ----------   ----------
Total distributions .............................        (1.12)        (2.10)          (0.53)       (0.54)       (0.20)
                                                    ----------    ----------      ----------   ----------   ----------
Redemption fees(d, e) ...........................           --            --              --           --           --
                                                    ----------    ----------      ----------   ----------   ----------
Net asset value, end of year ....................   $    29.08    $    37.47      $    36.25   $    31.14   $    30.58
                                                    ==========    ==========      ==========   ==========   ==========
Total return(f) .................................       (19.85)%        9.53%          18.26%        3.60%       13.86%
RATIOS TO AVERAGE NET ASSETS
Expenses(g) .....................................         1.01%         1.00%           1.00%        1.09%        1.25%
Net investment income ...........................         1.47%         2.42%(c)        1.32%        0.92%        1.17%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $1,383,212    $2,061,210      $1,741,181   $1,480,742   $1,285,585
Portfolio turnover rate .........................         4.29%         6.02%           7.58%        3.58%        3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND (CONTINUED)

                                                                  YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------
CLASS B                                              2008       2007         2006       2005       2004
-------                                            --------   --------     --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  36.98   $  35.79     $  30.74   $  30.25   $  26.81
                                                   --------   --------     --------   --------   --------
Income from investment operations (a):
   Net investment income (b) ...................       0.23       0.64(c)      0.19       0.07       0.19
   Net realized and unrealized gains (losses) ..      (7.66)      2.37         5.13       0.81       3.36
                                                   --------   --------     --------   --------   --------
Total from investment operations ...............      (7.43)      3.01         5.32       0.88       3.55
                                                   --------   --------     --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.15)     (0.63)       (0.09)     (0.15)     (0.07)
   Net realized gains ..........................      (0.67)     (1.19)       (0.18)     (0.24)     (0.04)
                                                   --------   --------     --------   --------   --------
Total distributions ............................      (0.82)     (1.82)       (0.27)     (0.39)     (0.11)
                                                   --------   --------     --------   --------   --------
Redemption fees (d, e) .........................         --         --           --         --         --
                                                   --------   --------     --------   --------   --------
Net asset value, end of year ...................   $  28.73   $  36.98     $  35.79   $  30.74   $  30.25
                                                   ========   ========     ========   ========   ========
Total return (f) ...............................     (20.44)%     8.71%       17.42%      2.89%     13.26%
RATIOS TO AVERAGE NET ASSETS
Expenses (g) ...................................       1.76%      1.75%        1.76%      1.78%      1.79%
Net investment income ..........................       0.72%      1.67%(c)     0.56%      0.23%      0.63%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $164,350   $270,367     $289,640   $291,714   $292,322
Portfolio turnover rate ........................       4.29%      6.02%        7.58%      3.58%      3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND (CONTINUED)

                                                                  YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------
CLASS C                                              2008       2007         2006       2005       2004
-------                                            --------   --------     --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  36.89   $  35.73     $  30.69   $  30.21   $  26.77
                                                   --------   --------     --------   --------   --------
Income from investment operations (a):
   Net investment income (b) ...................       0.24       0.61(c)      0.19       0.07       0.19
   Net realized and unrealized gains (losses) ..      (7.65)      2.40         5.13       0.80       3.36
                                                   --------   --------     --------   --------   --------
Total from investment operations ...............      (7.41)      3.01         5.32       0.87       3.55
                                                   --------   --------     --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.17)     (0.66)       (0.10)     (0.15)     (0.07)
   Net realized gains ..........................      (0.67)     (1.19)       (0.18)     (0.24)     (0.04)
                                                   --------   --------     --------   --------   --------
Total distributions ............................      (0.84)     (1.85)       (0.28)     (0.39)     (0.11)
                                                   --------   --------     --------   --------   --------
Redemption fees (d, e) .........................         --         --           --         --         --
                                                   --------   --------     --------   --------   --------
Net asset value, end of year ...................   $  28.64   $  36.89     $  35.73   $  30.69   $  30.21
                                                   ========   ========     ========   ========   ========
Total return (f) ...............................     (20.44)%     8.69%       17.41%      2.89%     13.26%
RATIOS TO AVERAGE NET ASSETS
Expenses (g) ...................................       1.75%      1.75%        1.74%      1.77%      1.79%
Net investment income ..........................       0.73%      1.67%(c)     0.58%      0.24%      0.63%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $397,307   $622,647     $566,357   $523,687   $475,176
Portfolio turnover rate ........................       4.29%      6.02%       7.58%      3.58%      3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND (CONTINUED)

                                                                YEAR ENDED SEPTEMBER 30,
                                                   -------------------------------------------------
CLASS R                                              2008      2007        2006      2005      2004
-------                                            -------   -------     -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 37.31   $ 36.11     $ 31.02   $ 30.51   $ 26.97
                                                   -------   -------     -------   -------   -------
Income from investment operations (a):
   Net investment income (b) ...................      0.40      0.80(c)     0.35      0.23      0.35
   Net realized and unrealized gains (losses) ..     (7.72)     2.42        5.19      0.81      3.39
                                                   -------   -------     -------   -------   -------
Total from investment operations ...............     (7.32)     3.22        5.54      1.04      3.74
                                                   -------   -------     -------   -------   -------
Less distributions from:
   Net investment income .......................     (0.36)    (0.83)      (0.27)    (0.29)    (0.16)
   Net realized gains ..........................     (0.67)    (1.19)      (0.18)    (0.24)    (0.04)
                                                   -------   -------     -------   -------   -------
Total distributions ............................     (1.03)    (2.02)      (0.45)    (0.53)    (0.20)
                                                   -------   -------     -------   -------   -------
Redemption fees (d, e) .........................        --        --          --        --        --
                                                   -------   -------     -------   -------   -------
Net asset value, end of year ...................   $ 28.96   $ 37.31     $ 36.11   $ 31.02   $ 30.51
                                                   =======   =======     =======   =======   =======
Total return (f) ...............................    (20.03)%    9.22%      17.99%     3.45%    13.82%
RATIOS TO AVERAGE NET ASSETS
Expenses (g) ...................................      1.26%     1.25%       1.26%     1.28%     1.29%
Net investment income ..........................      1.22%     2.17%(c)    1.06%     0.73%     1.13%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $31,554   $55,458     $46,414   $44,448   $36,510
Portfolio turnover rate ........................      4.29%     6.02%       7.58%     3.58%     3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.98%.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND (CONTINUED)

                                                      YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------
ADVISOR CLASS                                        2008      2007         2006 (a)
-------------                                      -------   -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 37.47   $ 36.24      $ 31.13
                                                   -------   -------      -------
Income from investment operations (b):
   Net investment income (c) ...................      0.57      0.88 (d)     0.58
   Net realized and unrealized gains (losses) ..     (7.76)     2.54         5.14
                                                   -------   -------      -------
Total from investment operations ...............     (7.19)     3.42         5.72
                                                   -------   -------      -------
Less distributions from:
   Net investment income .......................     (0.54)    (1.00)       (0.43)
   Net realized gains ..........................     (0.67)    (1.19)       (0.18)
                                                   -------   -------      -------
Total distributions ............................     (1.21)    (2.19)       (0.61)
                                                   -------   -------      -------
Redemption fees (e, f) .........................        --        --           --
                                                   -------   -------      -------
Net asset value, end of year ...................   $ 29.07   $ 37.47      $ 36.24
                                                   =======   =======      =======
Total return (g) ...............................    (19.65)%    9.82%       18.53%
RATIOS TO AVERAGE NET ASSETS (h)
Expenses (i) ...................................      0.76%     0.75%        0.76%
Net investment income ..........................      1.72%     2.67% (d)    1.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $42,142   $51,544      $29,949
Portfolio turnover rate ........................      4.29%     6.02%        7.58%

(a)  For the period October 3, 2005 (effective date) to September 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.48%.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Managed Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

    FRANKLIN RISING DIVIDENDS FUND                            SHARES          VALUE
    ------------------------------                          ----------   --------------
    COMMON STOCKS 95.7%
    AEROSPACE & DEFENSE 4.6%
    United Technologies Corp. ...........................    1,560,700   $   93,735,642
                                                                         --------------
    BANKS 4.5%
    Peoples Bancorp Inc. ................................      195,644        4,259,170
    PNC Financial Services Group Inc. ...................      168,615       12,595,540
    Sun Trust Banks Inc. ................................      164,205        7,387,583
(a) TrustCo Bank Corp. NY ...............................      647,721        7,584,813
    U.S. Bancorp ........................................    1,608,203       57,927,472
                                                                         --------------
                                                                             89,754,578
                                                                         --------------
    COMMERCIAL & PROFESSIONAL SERVICES 2.6%
    ABM Industries Inc. .................................      805,950       17,601,948
    Cintas Corp. ........................................    1,118,100       32,100,651
    Superior Uniform Group Inc. .........................      219,200        2,284,064
                                                                         --------------
                                                                             51,986,663
                                                                         --------------
    CONSUMER DURABLES & APPAREL 2.4%
    Leggett & Platt Inc. ................................    2,001,400       43,610,506
(b) Russ Berrie and Co. Inc. ............................      684,019        5,246,426
                                                                         --------------
                                                                             48,856,932
                                                                         --------------
    CONSUMER SERVICES 1.4%
    Hillenbrand Inc. ....................................    1,366,700       27,552,672
                                                                         --------------
    DIVERSIFIED FINANCIALS 3.9%
    State Street Corp. ..................................    1,374,000       78,153,120
                                                                         --------------
    ELECTRICAL EQUIPMENT 9.4%
    Brady Corp., A ......................................    2,620,825       92,462,706
    Roper Industries Inc. ...............................    1,720,009       97,971,713
                                                                         --------------
                                                                            190,434,419
                                                                         --------------
    FOOD & STAPLES RETAILING 5.1%
    Wal-Mart Stores Inc. ................................    1,733,800      103,837,282
                                                                         --------------
    FOOD, BEVERAGE & TOBACCO 1.6%
    McCormick & Co. Inc. ................................      858,700       33,017,015
                                                                         --------------
    HEALTH CARE EQUIPMENT & SERVICES 8.3%
    Becton Dickinson and Co. ............................      617,700       49,576,602
    Hill-Rom Holdings Inc. ..............................    1,343,900       40,733,609
    West Pharmaceutical Services Inc. ...................    1,570,800       76,686,456
                                                                         --------------
                                                                            166,996,667
                                                                         --------------
    HOUSEHOLD & PERSONAL PRODUCTS 6.7%
    Alberto-Culver Co. ..................................    1,135,550       30,932,382
    The Procter & Gamble Co. ............................    1,503,000      104,744,070
                                                                         --------------
                                                                            135,676,452
                                                                         --------------


                               20 | Annual Report

Franklin Managed Trust

    FRANKLIN RISING DIVIDENDS FUND                            SHARES          VALUE
    ------------------------------                          ----------   --------------
    COMMON STOCKS(CONTINUED)
    INDUSTRIAL CONGLOMERATES 9.3%
    Carlisle Cos. Inc. ..................................    2,622,500   $   78,596,325
    General Electric Co. ................................    3,300,900       84,172,950
    Teleflex Inc. .......................................      394,141       25,024,012
                                                                         --------------
                                                                            187,793,287
                                                                         --------------
    INSURANCE 13.5%
    AFLAC Inc. ..........................................    1,471,900       86,474,125
    Arthur J. Gallagher & Co. ...........................      874,700       22,444,802
    Erie Indemnity Co., A ...............................    1,639,082       69,283,996
    Mercury General Corp. ...............................      290,519       15,905,915
    Old Republic International Corp. ....................    4,381,050       55,858,388
    RLI Corp. ...........................................      369,359       22,933,500
                                                                         --------------
                                                                            272,900,726
                                                                         --------------
    MACHINERY 6.8%
    Donaldson Co. Inc. ..................................      299,200       12,539,472
    Dover Corp. .........................................    2,198,500       89,149,175
    Graco Inc. ..........................................      527,571       18,786,803
    Nordson Corp. .......................................      338,449       16,621,231
                                                                         --------------
                                                                            137,096,681
                                                                         --------------
    MATERIALS 8.7%
    Bemis Co. Inc. ......................................    1,436,389       37,647,756
    Nucor Corp. .........................................    1,156,400       45,677,800
    Praxair Inc. ........................................    1,290,281       92,564,759
                                                                         --------------
                                                                            175,890,315
                                                                         --------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.8%
    Pfizer Inc. .........................................    3,083,800       56,865,272
                                                                         --------------
    RETAILING 4.0%
    Family Dollar Stores Inc. ...........................    3,270,700       77,515,590
(b) Sally Beauty Holdings Inc. ..........................      437,550        3,762,930
                                                                         --------------
                                                                             81,278,520
                                                                         --------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
    Cohu Inc. ...........................................       68,100        1,077,342
                                                                         --------------
    TOTAL COMMON STOCKS (COST $1,524,401,247) ...........                 1,932,903,585
                                                                         --------------


                               Annual Report | 21

Franklin Managed Trust

    FRANKLIN RISING DIVIDENDS FUND                            SHARES          VALUE
    ------------------------------                          ----------   --------------
    SHORT TERM INVESTMENTS 4.4%
    MONEY MARKET FUNDS (COST $85,307,617) 4.2%
(c) Franklin Institutional Fiduciary Trust Money Market
       Portfolio, 1.98% .................................   85,307,617   $   85,307,617
                                                                         --------------
(d) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
       SECURITIES 0.2%
    MONEY MARKET FUNDS (COST $2,982,893) 0.2%
(e) Bank of New York Institutional Cash Reserve Fund,
       2.18% ............................................    2,982,893        2,953,064
                                                                         --------------
    TOTAL INVESTMENTS (COST $1,612,691,757) 100.1% ......                 2,021,164,266
    OTHER ASSETS, LESS LIABILITIES (0.1)% ...............                    (2,599,140)
                                                                         --------------
    NET ASSETS 100.0% ...................................                $2,018,565,126
                                                                         ==============

(a) A portion or all of the security is on loan at September 30, 2008. See Note 1(b).

(b)  Non-income producing for the twelve months ended September 30, 2008.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(b) regarding securities on loan.

(e)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Managed Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008

                                                                                                  FRANKLIN RISING
                                                                                                  DIVIDENDS FUND
                                                                                                  ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................................................   $1,527,384,140
      Cost - Sweep Money Fund (Note 7) ........................................................       85,307,617
                                                                                                  --------------
      Total cost of investments ...............................................................   $1,612,691,757
                                                                                                  --------------
      Value - Unaffiliated issuers ............................................................   $1,935,856,649
      Value - Sweep Money Fund (Note 7) .......................................................       85,307,617
                                                                                                  --------------
      Total value of investments (includes securities loaned in the amount of $2,850,214) .....    2,021,164,266
   Receivables:
      Investment securities sold ..............................................................       23,590,084
      Capital shares sold .....................................................................        1,681,505
      Dividends ...............................................................................        4,299,724
                                                                                                  --------------
         Total assets .........................................................................    2,050,735,579
                                                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................................................       15,687,658
      Capital shares redeemed .................................................................       10,129,979
      Affiliates ..............................................................................        2,726,476
   Payable upon return of securities loaned ...................................................        2,982,893
   Accrued expenses and other liabilities .....................................................          643,447
                                                                                                  --------------
         Total liabilities ....................................................................       32,170,453
                                                                                                  --------------
            Net assets, at value ..............................................................   $2,018,565,126
                                                                                                  ==============
Net assets consist of:
   Paid-in capital ............................................................................   $1,779,237,033
   Undistributed net investment income ........................................................       23,109,094
   Net unrealized appreciation (depreciation) .................................................      408,462,177
   Accumulated net realized gain (loss) .......................................................     (192,243,178)
                                                                                                  --------------
            Net assets, at value ..............................................................   $2,018,565,126
                                                                                                  ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Managed Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008

                                                                                                  FRANKLIN RISING
                                                                                                   DIVIDENDS FUND
                                                                                                  ---------------
CLASS A:
   Net assets, at value .......................................................................    $1,383,212,167
                                                                                                   ==============
   Shares outstanding .........................................................................        47,560,403
                                                                                                   ==============
   Net asset value per share (a) ..............................................................    $        29.08
                                                                                                   ==============
   Maximum offering price per share (net asset value per share / 94.25%) ......................    $        30.85
                                                                                                   ==============
CLASS B:
   Net assets, at value .......................................................................    $  164,350,299
                                                                                                   ==============
   Shares outstanding .........................................................................         5,721,433
                                                                                                   ==============
   Net asset value and maximum offering price per share (a) ...................................    $        28.73
                                                                                                   ==============
CLASS C:
   Net assets, at value .......................................................................    $  397,306,604
                                                                                                   ==============
   Shares outstanding .........................................................................        13,870,514
                                                                                                   ==============
   Net asset value and maximum offering price per share (a) ...................................    $        28.64
                                                                                                   ==============
CLASS R:
   Net assets, at value .......................................................................    $   31,554,445
                                                                                                   ==============
   Shares outstanding .........................................................................         1,089,531
                                                                                                   ==============
   Net asset value and maximum offering price per share .......................................    $        28.96
                                                                                                   ==============
ADVISOR CLASS:
   Net assets, at value .......................................................................    $   42,141,611
                                                                                                   ==============
   Shares outstanding .........................................................................         1,449,435
                                                                                                   ==============
   Net asset value and maximum offering price per share .......................................    $        29.07
                                                                                                   ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Managed Trust

STATEMENT OF OPERATIONS
for the year ended September 30, 2008

                                                                                                  FRANKLIN RISING
                                                                                                   DIVIDENDS FUND
                                                                                                  ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ....................................................................     $  58,947,676
      Non-controlled affiliated issuers (Note 8) ..............................................           959,672
      Sweep Money Fund (Note 7) ...............................................................         1,460,663
   Income from securities loaned ..............................................................           199,259
                                                                                                    -------------
         Total investment income ..............................................................        61,567,270
                                                                                                    -------------
Expenses:
   Management fees (Note 3a) ..................................................................        14,131,278
   Distribution fees: (Note 3c)
      Class A .................................................................................         4,208,913
      Class B .................................................................................         2,125,896
      Class C .................................................................................         4,919,529
      Class R .................................................................................           216,446
   Transfer agent fees (Note 3e) ..............................................................         4,048,573
   Accounting fees (Note 3b) ..................................................................            40,000
   Custodian fees (Note 4) ....................................................................            45,579
   Reports to shareholders ....................................................................           310,642
   Registration and filing fees ...............................................................           116,173
   Professional fees ..........................................................................            49,632
   Trustees' fees and expenses ................................................................           107,146
   Other ......................................................................................            64,464
                                                                                                    -------------
         Total expenses .......................................................................        30,384,271
         Expense reductions (Note 4) ..........................................................              (235)
                                                                                                    -------------
            Net expenses ......................................................................        30,384,036
                                                                                                    -------------
               Net investment income ..........................................................        31,183,234
                                                                                                    -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments:
      Unaffiliated issuers ....................................................................      (182,961,424)
      Non-controlled affiliated issuers (Note 8) ..............................................         6,109,669
                                                                                                    -------------
            Net realized gain (loss) ..........................................................      (176,851,755)
                                                                                                    -------------
   Net change in unrealized appreciation (depreciation) on investments ........................      (417,457,000)
                                                                                                    -------------
Net realized and unrealized gain (loss) .......................................................      (594,308,755)
                                                                                                    -------------
Net increase (decrease) in net assets resulting from operations ...............................     $(563,125,521)
                                                                                                    =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Managed Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FRANKLIN RISING DIVIDENDS FUND
                                                                                 --------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                                       2008             2007
                                                                                 ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................................   $    31,183,234   $   65,595,213
      Net realized gain (loss) from investments ..............................      (176,851,755)      68,073,503
      Net change in unrealized appreciation (depreciation) on investments ....      (417,457,000)     121,770,366
                                                                                 ---------------   --------------
            Net increase (decrease) in net assets resulting from operations ..      (563,125,521)     255,439,082
                                                                                 ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................       (24,020,064)     (45,722,328)
         Class B .............................................................        (1,084,297)      (5,040,797)
         Class C .............................................................        (2,722,615)     (10,660,172)
         Class R .............................................................          (505,949)      (1,129,835)
         Advisor Class .......................................................          (745,081)        (843,203)
      Net realized gains:
         Class A .............................................................       (35,519,938)     (59,639,692)
         Class B .............................................................        (4,697,918)      (9,499,285)
         Class C .............................................................       (10,885,573)     (19,228,084)
         Class R .............................................................          (945,523)      (1,629,187)
         Advisor Class .......................................................          (910,533)      (1,009,669)
                                                                                 ---------------   --------------
   Total distributions to shareholders .......................................       (82,037,491     (154,402,252)
                                                                                 ---------------   --------------
   Capital share transactions: (Note 2)
         Class A .............................................................      (240,232,538)     252,286,774
         Class B .............................................................       (51,105,752)     (28,992,188)
         Class C .............................................................       (96,033,839)      36,333,572
         Class R .............................................................       (12,720,348)       7,236,288
         Advisor Class .......................................................         2,583,601       19,773,758
                                                                                 ---------------   --------------
   Total capital share transactions ..........................................      (397,508,876)     286,638,204
                                                                                 ---------------   --------------
Redemption fees ..............................................................            11,189           10,388
                                                                                 ---------------   --------------
            Net increase (decrease) in net assets ............................    (1,042,660,699)     387,685,422
Net assets:
   Beginning of year .........................................................     3,061,225,825    2,673,540,403
                                                                                 ---------------   --------------
   End of year ...............................................................   $ 2,018,565,126   $3,061,225,825
                                                                                 ===============   ==============
Undistributed net investment income included in net assets:
   End of year ...............................................................   $    23,109,094   $   21,003,866
                                                                                 ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Managed Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES LENDING

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from investment of cash collateral,in addition to any lending fees and rebates paid by the


                               Annual Report | 27

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES LENDING (CONTINUED)

borrower. The Fund continues to bear the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               28 | Annual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                   YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------
                                                              2008                          2007
                                                  ---------------------------   ---------------------------
                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                  -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ................................     7,405,884   $ 243,907,739    16,559,854   $ 607,965,181
   Shares issued in reinvestment of
      distributions ...........................     1,581,586      53,647,383     2,628,734      93,241,222
   Shares redeemed ............................   (16,430,761)   (537,787,660)  (12,211,137)   (448,919,629)
                                                  -----------   -------------   -----------   -------------
   Net increase (decrease) ....................    (7,443,291)  $(240,232,538)    6,977,451   $ 252,286,774
                                                  ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ................................        87,508   $   2,820,449       155,100   $   5,593,986
   Shares issued in reinvestment of
      distributions ...........................       145,912       4,920,157       348,611      12,278,106
   Shares redeemed ............................    (1,822,747)    (58,846,358)   (1,285,943)    (46,864,280)
                                                  -----------   -------------   -----------   -------------
   Net increase (decrease) ....................    (1,589,327)  $ (51,105,752)     (782,232)  $ (28,992,188)
                                                  ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ................................     1,352,132   $  43,992,207     3,028,619   $ 109,650,184
   Shares issued in reinvestment of
      distributions ...........................       352,546      11,852,577       733,057      25,752,297
   Shares redeemed ............................    (4,713,282)   (151,878,623)   (2,732,760)    (99,068,909)
                                                  -----------   -------------   -----------   -------------
   Net increase (decrease) ....................    (3,008,604)  $ (96,033,839)    1,028,916   $  36,333,572
                                                  ===========   =============   ===========   =============


                               Annual Report | 29

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      YEAR ENDED SEPTEMBER 30,
                                         -------------------------------------------------
                                                   2008                      2007
                                         -----------------------   -----------------------
                                          SHARES       AMOUNT       SHARES       AMOUNT
                                         --------   ------------   --------   ------------
CLASS R SHARES:
   Shares sold .......................    314,331   $ 10,288,556    589,116   $ 21,490,926
   Shares issued in reinvestment of
      distributions ..................     41,467      1,403,655     75,782      2,681,923
   Shares redeemed ...................   (752,665)   (24,412,559)  (464,026)   (16,936,561)
                                         --------   ------------   --------   ------------
   Net increase (decrease) ...........   (396,867)  $(12,720,348)   200,872   $  7,236,288
                                         ========   ============   ========   ============
ADVISOR CLASS SHARES:
   Shares sold .......................    294,004   $  9,513,133    613,215   $ 22,187,072
   Shares issued in reinvestment of
      distributions ..................     47,911      1,621,298     52,298      1,850,833
   Shares redeemed ...................   (267,938)    (8,550,830)  (116,408)    (4,264,147)
                                         --------   ------------   --------   ------------
   Net increase (decrease) ...........     73,977   $  2,583,601    549,105   $ 19,773,758
                                         ========   ============   ========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      0.750%          Up to and including $500 million
      0.625%          Over $500 million, up to and including $1 billion
      0.500%          In excess of $1 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund also pays accounting fees to Advisory Services as noted in the Statement of Operations.


                               30 | Annual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ......   0.25%
Class B ......   1.00%
Class C ......   1.00%
Class R ......   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $625,314
Contingent deferred sales charges retained ......   $403,345

E. TRANSFER AGENT FEES

For the year ended September 30, 2008, the Fund paid transfer agent fees of $4,048,573, of which $2,417,533 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 31

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

5. INCOME TAXES

For tax purposes, realized capital losses occuring subsequent to October 31, may be deferred and treated as occuring on the first day of the following fiscal year. At September 30, 2008, the Fund deferred realized capital losses of $191,614,386.

The tax character of distributions paid during the years ended September 30, 2008 and 2007, was as follows:

                                   2008           2007
                                -----------   ------------
Distributions paid from:
   Ordinary income ..........   $29,078,006   $ 65,861,682
   Long term capital gain ...    52,959,485     88,540,570
                                -----------   ------------
                                $82,037,491   $154,402,252
                                ===========   ============

At September 30, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................   $1,613,320,553
                                                ==============
Unrealized appreciation .....................   $  522,658,827
Unrealized depreciation .....................     (114,815,114)
                                                --------------
Net unrealized appreciation (depreciation) ..   $  407,843,713
                                                ==============
Distributable earnings -
   undistributed ordinary income ............   $   23,109,094
                                                ==============

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2008, aggregated $105,028,253 and $582,800,291, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               32 | Annual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended September 30, 2008, were as shown below.

                                          NUMBER OF                              NUMBER OF
                                         SHARES HELD                            SHARES HELD    VALUE                  REALIZED
                                        AT BEGINNING     GROSS        GROSS        AT END      AT END   INVESTMENT     CAPITAL
NAME OF ISSUER                             OF YEAR     ADDITIONS   REDUCTIONS     OF YEAR     OF YEAR     INCOME     GAIN (LOSS)
--------------                          ------------   ---------   ----------   -----------   -------   ----------   ----------
NON-CONTROLLED AFFILIATES
West Pharmaceutical Services Inc. ...     1,775,200        --        204,400     1,570,800     $--(a)    $959,672    $6,109,669
                                                                                               -----     --------    ----------

(a)  As of September 30, 2008 no longer an affiliate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 33

Franklin Managed Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN RISING DIVIDENDS FUND

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FRANKLIN MANAGED TRUST SAN MATEO, CALIFORNIA

We have audited the accompanying statement of assets and liabilities of the Franklin Rising Dividends Fund, a series of shares of Franklin Managed Trust, including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Rising Dividends Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania

November 13, 2008


                               34 | Annual Report

Franklin Managed Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN RISING DIVIDENDS FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $52,956,516 as a long term capital gain dividend for the fiscal year ended September 30, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $59,907,348 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $739,812 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2008.


                               Annual Report | 35

Franklin Managed Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   ------------------------
FRANK T. CROHN (1924)             Trustee           Since 1986            7                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Eastport Lobster & Fish Company; and FORMERLY, Director, Unity Mutual Life Insurance Company (until 2006) Chief
Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief
Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial
Corporation (until 1997).

BURTON J. GREENWALD (1929)        Trustee           Since 2001            14                        Franklin Templeton
One Franklin Parkway                                                                                Emerging Markets Debt
San Mateo, CA 94403-1906                                                                            Opportunities Fund PLC
                                                                                                    and Fiduciary
                                                                                                    International Ireland
                                                                                                    Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY,
Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President
and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research
Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

CHARLES RUBENS II (1930)          Trustee           Since 1986            14                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)             Trustee           Since 2004            36                        El Oro and Exploration
One Franklin Parkway                                                                                Co., p.l.c.
San Mateo, CA 94403-1906                                                                            (investments) and ARC
                                                                                                    Wireless Solutions, Inc.
                                                                                                    (wireless components and
                                                                                                    network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               36 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   ------------------------
GREGORY H. WILLIAMS (1943)        Trustee           Since July 2008       7                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, The City College of New York (since 2001); member of the boards of directors of various non-profit organizations affiliated with The City University of New York and The City College of New York; and FORMERLY, Dean of The Ohio State
University College of Law (1993-2001) and Associate Vice President for Academic Affairs and Professor of Law, University of
Iowa (1977-1993).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   ------------------------
**WILLIAM J. LIPPMAN (1925)       Trustee,          Trustee and           7                         None
One Parker Plaza, 9th Floor       President and     President since
Fort Lee, NJ 07024                Chief Executive   1986 and Chief
                                  Officer -         Executive Officer -
                                  Investment        Investment
                                  Management        Management
                                                    since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)             Chief             Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since 2004
San Mateo, CA 94403-1906          Officer and       and Vice President
                                  Vice President    - AML Compliance
                                  - AML             since 2006
                                  Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)         Chief Financial   Since February 2008   Not Applicable            Not Applicable
One Franklin Parkway              Officer and
San Mateo, CA 94403-1906          Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997- 2003).


                               Annual Report | 37

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   ------------------------
JIMMY D. GAMBILL (1947)           Vice President    Since February 2008   Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)              Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)             Secretary         Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin
Mutual Advisers LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin
Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)     Vice President    Since 1991            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.

GREGORY R. SEWARD (1956)          Treasurer         Since 2007            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

KAREN L. SKIDMORE (1952)          Vice President    Since 2006            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               38 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   ------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin R esources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)            Senior Vice       Since February 2008   Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM
McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 39

Franklin Managed Trust

SHAREHOLDER INFORMATION

FRANKLIN RISING DIVIDENDS FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               40 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity
Fund Franklin Large Cap Equity
Fund Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap
Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                              Not part of the annual report

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN RISING DIVIDENDS FUND

INVESTMENT MANAGER
Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024-2938

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

158 A2008 11/08






      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $24,000 for the fiscal year ended September 30, 2008 and $23,000 for the fiscal year ended September 30, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


      ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008



By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  November 25, 2008